UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 18, 2013

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Not applicable
(e)
The Compensation Committee of the Board of Directors of Park National Corporation (“Park”) met on December 18, 2013 to determine the 2014 base salary (the “2014 Base Salary”) for each of Park’s executive officers as well as the incentive compensation to be paid to each of Park’s executive officers reflecting Park’s performance relative to its peer bank holding companies, measured in each case by the return on average equity for the twelve-month period ended September 30, 2013 (the “2013 Incentive Compensation”). The 2014 Base Salary is effective January 1, 2014 and the 2013 Incentive Compensation is expected to be paid out in February 2014.

The following schedule shows the 2014 Base Salary for each of Park's executive officers:

Name	2013 Base Salary	2014 Base Salary	2013 Incentive Compensation
C. Daniel DeLawder[1]	$773,525	$563,250	$275,000
David L. Trautman[2]	$563,250	$775,000	$200,000
Brady T. Burt[3]	$275,000	$325,000	$100,000
______________________________________
1 Mr. DeLawder has served as Chairman of the Board and Chief Executive Officer of Park and its national bank subsidiary The Park National Bank (“PNB”) throughout Park's fiscal year ending December 31, 2013 ("Fiscal 2013"). As previously disclosed, effective January 1, 2014, Mr. DeLawder will retire from his positions as Chief Executive Officer of Park and PNB. He will continue to serve as Chairman of the Board of each of Park and PNB and as a full-time executive employee of PNB following his retirement as Chief Executive Officer. Mr. DeLawder’s 2014 Base Salary primarily reflects the change in his responsibilities beginning January 1, 2014.

2 Mr. Trautman has served as President and Secretary of Park and as President of PNB throughout Fiscal 2013. As previously disclosed, effective January 1, 2014, Mr. Trautman will become Chief Executive Officer, as well as continuing to serve as President, of each of Park and PNB. He will no longer serve as Secretary of Park, effective January 1, 2014. Mr. Trautman’s 2014 Base Salary primarily reflects the change in his responsibilities beginning January 1, 2014.

3 Mr. Burt has served as Chief Financial Officer of Park and PNB throughout Fiscal 2013. As previously disclosed, effective January 1, 2014, Mr. Burt will become Secretary of Park as well as continuing to serve as Chief Financial Officer for each of Park and PNB and Treasurer of Park. Mr. Burt’s 2014 Base Salary reflects the change in his responsibilities beginning January 1, 2014 as well as his performance during Fiscal 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: December 20, 2013	By:	/s/ Brady T. Burt
Brady T. Burt Chief Financial Officer and Treasurer